UNITED STATES

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SCHEDULE 14A INFORMATION

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styleINA P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: 2025 Notice of Meeting and Proxy Statement & 2024 Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders DallasNews Corporation Meeting To Be Held On May 8, 2025 For Shareholders of record as of March 12, 2025 Annual Meeting of Shareholders To order paper materials, use one of the Thursday, May 8, 2025, 9:30 AM, Central Daylight Time following methods. DallasNews Corporation Auditorium, Corporate Headquarters 1954 Commerce Street, Dallas, Texas 75201 Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/DALN directions to attend the meeting go to www.proxydocs.com/DALN To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the Internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 28, 2025. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

DallasNews Corporation Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 THIS IS NOT A VOTABLE BALLOT. This is an overview of the proposals being presented at the upcoming annual meeting of shareholders. Please follow the instructions on the reverse side to vote these important matters. PROPOSAL 1. Election of Directors Nominees: 1.01 John A. Beckert 1.02 Louis E. Caldera 1.03 Ronald D. McCray 1.04 Grant S. Moise 1.05 Dunia A. Shive 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof.